UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): July 6, 2004

SCANNER TECHNOLOGIES CORPORATION
(Exact name of registrant as specified in its charter)

New Mexico
(State or Other Jurisdiction of Incorporation)

000-08149	85-0169650
(Commission File Number)	(IRS Employer
Identification No.)

14505 21St Avenue North, Suite 220
Minneapolis, Minnesota 55447
(Address of Principal Executive Offices) (Zip Code)

(763) 476-8271
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report

Item 7.	Financial Statements and Exhibits.

(a)	Financial statements: None.

(b)	Pro forma financial information: None.

(c)	Exhibits:

99.1 Press Release dated July 6, 2004

Item 12.	Disclosure of Results of Operations and Financial Condition.

        On July 6, 2004, Scanner Technologies Corporation issued a press release announcing expected 2004 second quarter financial results. The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this Report as if fully set forth herein.

The information in this Current Report on Form 8-K shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. The furnishing of the information in this Current Report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information contained herein is material investor information that is not otherwise publicly available.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 6, 2004

SCANNER TECHNOLOGIES CORPORATION
By: /s/ Elwin M. Beaty
Elwin M. Beaty President, Chief Executive Officer and Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCANNER TECHNOLOGIES CORPORATION
EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
July 6, 2004	000-08149

SCANNER TECHNOLOGIES CORPORATION

EXHIBIT NO.	ITEM
99.1	Press Release dated July 6, 2004